EXHIBIT 10.32

Second Amendment to Lease

This Agreement, made this 23rd day of November, 2004 by and between,

          PARAMUS PLAZA IV PARTNERS LLC, successor in interest to Paramus Plaza IV Associates, having an office at POB 224, Brooklyn NY, 11204, hereinafter referred to as “Landlord”,

AND

          NU VIM INC., having an office at 12 Route 17N., Paramus NJ, 07652, hereinafter referred to as “Tenant”,

          WHEREAS, the parties have heretofore entered into an Agreement of Lease, dated December 8, 1999, and a First Amendment to Lease, dated November 5, 2002 for a total 2572 rentable square feet in the Building known as Paramus Plaza IV, 12 Route 17N. Paramus NJ, Suite 210,

AND

          WHEREAS, the Tenant desires to extend the lease to December 31, 2006,

          NOW THEREFORE, in consideration of One Dollar ($1) the parties hereby agree that the lease be amended as follows:

ARTICLE FIRST:

#1. The lease termination date is herby changed:
FROM:	December 31, 2004
TO:	December 31, 2006

#2. The rent reserved under this Second Amendment to Lease for a total of 2,572 rentable square feet, shall be as follows:

$19.60/psf/per annum plus $1.50/psf/per annum Tenant electric
$50,411.20/year plus $3,858.00/year Tenant electric
$4,200.93/month plus $321.50/month Tenant electric

ARTICLE FORTY FIRST:

#1. Tenant hereby accepts the Leased Premises in the “AS – IS” Condition.

          EXCEPT, as expressly modified herein, the aforementioned Lease documents shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have caused these presents to be executed by their signatures, this day & year first above written.

Landlord:	PARAMUS PLAZA IV PARTNERS, LLC:

	BY	/s/ ELI STERNBUC

Witness		Eli Sternbuch, VP

Tenant:	NU VIM, INC.

/s/ PAUL YOUNG	BY	/s/ RICK KUNDRAT

Witness		Rick Kundrat, President & CEO